                                                                    Exhibit 3.48

[GRAPHIC]

                            CERTIFICATE OF FORMATION

                                       OF

                           IMPERIAL EAGLE SHIPPING LLC

                                      AS A

                            LIMITED LIABILITY COMPANY

                                           REPUBLIC OF THE MARSHALL ISLANDS

                                               REGISTRAR OF CORPORATIONS

                                                    DUPLICATE COPY

NON RESIDENT                          The original of this Document was filed in
                                           accordance with section 9 of the
                                           Limited Liability Company Act on

[SEAL]                                             October 30, 2006
960909

                                                     /s/ Illegible
                                      ------------------------------------------
                                                   Deputy Registrar

                                                                  Execution Copy

                            CERTIFICATE OF FORMATION

                                       OF

                           IMPERIAL EAGLE SHIPPING LLC

          UNDER SECTION 9 OF THE LIMITED LIABILITY COMPANY ACT OF 1996
                     OF THE REPUBLIC OF THE MARSHALL ISLANDS

     The undersigned, in order to form a limited liability company under and pursuant to the provisions of the Limited Liability Company Act of 1996 of the
Republic of the Marshall Islands (the "Act"), does certify as follows:

1.   The name of the Limited Liability Company is: IMPERIAL EAGLE SHIPPING LLC

2.   The address of its registered agent in the Marshall Islands is Trust
     Company Complex, Ajeltake Island, Ajeltake Road, Majuro, Marshall Islands
     MH 96960. The name of its registered agent at such address is The Trust
     Company of the Marshall Islands, Inc.

3.   The formation date of the Limited Liability Company is the date of the filing of this Certificate of Formation with the Registrar of Corporations.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of
Formation on this 30th day of October, 2006.

                                           /s/ Arthur Lichtenstein
                                           -------------------------------------
                                           Arthur Lichtenstein
                                           Authorized Person